EXHIBIT 10a(8)


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                     MANAGEMENT INCENTIVE COMPENSATION PLAN


                 Restated and Amended effective January 1, 2001

                                TABLE OF CONTENTS

                                                                           Page

                                                                           ----

   I. PURPOSE ...........................................................    1

  II. DEFINITIONS .......................................................    1

 III. ADMINISTRATION ....................................................    2

  IV. ELIGIBILITY .......................................................    2

   V. AWARD FUND ........................................................    3

  VI. TARGET INCENTIVE AWARDS ...........................................    3

 VII. AWARDS ............................................................    3

 VII. LIMITATIONS .......................................................    3

  IX. LIMITATION OF ACTIONS .............................................    3

   X. CLAIMS PROCEDURES .................................................    4

  XI. PLAN AMENDMENT, SUSPENSION OR TERMINATION .........................    4

 XII. OTHER COMPENSATION PLANS...........................................    4

XIII. MISCELLANEOUS......................................................    4

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                     MANAGEMENT INCENTIVE COMPENSATION PLAN

                                   I.  PURPOSE

     The purposes of this Plan are to foster attainment of the financial and operating objectives of the Company and its Participating Affiliates that are important to customers and stockholders by providing incentive to members of management who contribute to attainment of these objectives. This Plan is designed to provide for awards to selected salaried employees in executive or other important positions, who, individually or as members of a group, contribute in a substantial degree to the success of the Company and its Participating Affiliates, and who are in a position to have a direct and significant impact on the growth and success of the Company and its Participating Affiliates, thus affording to them a means of participating in that success and an incentive to contribute further to that success. This Plan also serves to supplement the Company's and Participating Affiliates' salary and benefit programs so as to provide overall compensation for such executives which is competitive with corporations with which the Company and its Participating Affiliates must compete for executive talent and to assist the Company and its Participating Affiliates in attracting and retaining executives who are important to their continued success.

                                II. DEFINITIONS

     The following words and phrases shall have the meanings set forth below:

          (a) "Administrative Regulations" shall mean the procedures and regulations established by the Committee pursuant to Section III hereof for the purpose of administering the Plan.

          (b) "Affiliate" shall mean any organization which is a member of a controlled group of corporations (as defined in Code section 414(b), as modified by Code section 415(h)) which includes the Company; or any trades or businesses (whether or not incorporated) which are under common control (as defined in Code section 414(c), as modified by Code section 415(h)) with the Company; or a member of an affiliated service group (as defined in Code section 414(m)) which includes the Company or any other entity required to be aggregated with the Company pursuant to regulations under Code section 414(o).

          (c) "Award" shall mean the amount determined by the Committee pursuant to Section VII hereof.

          (d) "Award Fund" shall mean the aggregate amount made available in any Plan Year pursuant to Section V hereof from which awards determined under
     Section VII hereof may be made.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

          (f) "Committee" shall mean the Organization and Compensation Committee of the Board of Directors of the Company, the membership on which shall be limited to directors of the Company who are not Employees.

          (g) "Company" shall mean Public Service Enterprise Group Incorporated, a New Jersey corporation, or any successor thereto.

          (h) "Employee" shall mean any person not included in a unit of employees covered by a collective bargaining agreement who is an employee (such term having its customary meaning) of the Company or a Participating Affiliate, whether full-time or part-time, and whether or not an officer or director, and who is receiving remuneration for personal services rendered to the Company or Participating Affiliate other than (i) solely as a director of the Company or a Participating Affiliate, (ii) as a temporary employee, (iii) as a consultant or (iv) as an independent contractor (regardless of whether a determination is made by the Internal Revenue Service or other governmental agency or court after the individual is engaged to perform such services that the individual is an employee of the Company or Participating Affiliate for the purposes of the Code or otherwise).

          (i) "Net Income" shall mean the amount reported by the Company as consolidated income before extraordinary items and the cumulative effect of accounting changes, adjusted, however, by adding any amount that has been expensed (after taxes) for awards under this Plan in computing such Net Income.

          (j) "Participant" shall mean an Employee who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, or who has been designated by the Committee to participate in the Plan pursuant to Section IV hereof.

          (k) "Participating Affiliate" shall mean any Affiliate of the Company that adopts this Plan with the approval of the Board of Directors of the Company. As a condition to participating in this Plan, such Affiliate shall authorize the Board of Directors of the Company and the Committee to act for it in all matters arising under or with respect to this Plan and shall comply with such other terms and conditions as may be imposed by the Board of Directors of the Company.

          (l) "Plan" shall mean this Public Service Enterprise Group Incorporated Management Incentive Compensation Plan as amended from time to time.

          (m) "Plan Year" shall mean the calendar year.

          (n) "Subsidiary" shall mean any corporation, limited liability company or other entity, domestic or foreign (other than the Company), 50% or more of the total voting power of which is held by the Company and/or a Subsidiary or Subsidiaries.

          (o) "Target Incentive Awards" shall mean the amounts determined by the Committee pursuant to Section VII hereof.

                               III. ADMINISTRATION

          (a) The Committee shall administer the Plan. Subject to the provisions of the Plan, the Committee shall have full and final authority to select Participants, to designate Target Incentive Awards for each Participant and to determine the performance objectives and the amount of all Awards under this Plan. The Committee may not, however, alter Award Fund provided by
     Article V of this Plan nor the maximum Award provided by Article VII of this Plan. The Committee shall also have, subject to the provisions of the Plan, full and final authority to interpret the Plan, to establish and revise such Administrative Regulations as it deems necessary for the proper administration of the Plan and to make any other determinations that it believes necessary or advisable for the administration of the Plan. The Committee may delegate such responsibilities, other than final approval of Awards or appeals of alleged adverse determinations under the Plan, to the Chief Executive Officer of the Company or to any other officer of the Company or any Participating Affiliate.

          (b) All decisions and determinations by the Committee shall be final and binding upon all parties, including stockholders, Participants, legal representatives and other Employees.

          (c) The Committee may rely conclusively on the determinations made by the Company's independent public accountants.

                                 IV. ELIGIBILITY

          (a) Those Employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, and those Employees who are key officers or management Employees of the Company, a Subsidiary or an Affiliate who, in the opinion of the Committee, are in a position to have a direct and significant impact on achieving the Company's long-term objectives are eligible to participate in the Plan.

          (b) The Committee may select such Employees of the Company or Participating Affiliate (individually or by position) for participation in the Plan upon such terms as it deems appropriate, due to the Employee's responsibilities and his/her opportunity to contribute substantially to the attainment of financial and operating objectives of the Company or Participating Affiliate. A determination of participation for a Plan Year shall be made no later than the beginning of that Plan Year. Provided, however, that an Employee whose duties and responsibilities change significantly during a Plan Year may be added or deleted as a Participant by the Committee. Provided further, the Committee may prorate the Incentive Award of any Participant if appropriate to reflect any such change in duties and responsibilities during a Plan Year.

          (c) Participation in the Plan in one Plan Year shall not guarantee participation in another Plan Year.

          (d) The Committee shall have sole discretion as to whether to suspend operation of the Plan for any period of time.

                                  V. AWARD FUND

     In each Plan Year, an Award Fund shall be established equal to 2.5% of Net Income. No amounts are paid under the Plan for any Plan Year unless the Company has Net Income. However, the Committee shall have the right to decrease the amount of the Award Fund in any Plan Year.

                           VI. TARGET INCENTIVE AWARDS

          (a)  For each Plan Year, the Committee shall determine:

               (i) Whether or not the Plan shall be in operation for such Plan Year.

               (ii) The names of those Employees who will participate in the Plan for such Plan Year.

               (iii) The Target Incentive Awards for each Participant. For any Participant not subject to Section 162(m) of the Code, other performance measures or objectives, whether quantitative or qualitative, may be established. The Committee shall establish the specific targets for any such selected measures. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index.

          (b) At any time after the commencement of a Plan Year, but prior to the close thereof, the Committee may, in its discretion, eliminate or add Participants, or increase or decrease the Target Award of any Participant; but the Committee may not alter Award Fund or the maximum Award provided by Articles V and VII of this Plan.

                                   VII. AWARDS

          (a) The chief executive officer of the Company may receive an award not to exceed 10% of the maximum Award Fund for that Plan Year.

          (b) All other Participants may receive an award not to exceed that amount which is 90% of the maximum Award Fund for that Plan Year divided by the number of Participants, other than the chief executive officer, in the Plan for that Plan Year.

          (c) The Committee, however, shall have the right to pay to the chief executive officer less than 10% of the maximum Award Fund, and pay to the other Participants, less than that amount which is 90% of the maximum Award Fund divided by the number of Participants, other than the chief executive officer, in the Plan for that Plan Year.

          All such determinations, except in the case of the award for the chief executive officer, shall be made after considering the recommendations of the chief executive officer and such other matters as the Committee shall deem relevant. In making such determinations, the Committee may, in addition to achievement of short-term business objectives, take into account achievement by key executives of long-term goals of the Company. All awards shall be charged against the Award Fund and shall be made in one lump sum cash payment as soon as practicable after determined by the Committee.

                                VIII. LIMITATIONS

     Although this Plan sets the maximum amount that may be paid to a Participant in any given year, the Committee shall retain the right to decrease the maximum or eliminate any Award to any Participant. No director, officer or Employee of the Company, its Subsidiaries or its Affiliates nor any other person shall have the authority to enter into any agreement with any person for the making or payment of an Award or to make any representation or warranty with respect thereto.

     Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Committee under the provisions hereof, nor any provision of the Plan, shall be construed as giving to any Employee the right to be retained in the employ of the Company, its Subsidiaries or its Affiliates.

     The Company may offset against any payments to be made to a Participant or his/her beneficiary under this Plan any amounts owing to the Company, its Subsidiaries or its Affiliates from the Participant for any reason.

                            IX. LIMITATION OF ACTIONS

     Every asserted right of action by or on behalf of the Company or by or on behalf of any stockholder against any past, present or future member of the Committee or director, officer or Employee of the Company or any Subsidiary or Affiliate thereof, arising out of or in connection with this Plan, shall, irrespective of the place where such right of action may arise or be asserted and irrespective of the place of residence of any such member director, officer or Employee, cease and be barred upon the expiration of three years (i) from the date of the alleged act or omission in respect of which such right of action arises or (ii) from the date upon which the Company's Annual Report to Stockholders setting forth the aggregate amount of the awards to all or any part of which such action may relate is made generally available to stockholders, whichever date is earlier; and every asserted right of action by or on behalf of any Employee, past, present or future, or any beneficiary, spouse, child or legal representative thereof, against the Company or any Subsidiary or Affiliate thereof, arising out of or in connection with this Plan, shall, irrespective of the place where such right of action may arise or be asserted, cease and be barred by the expiration of three years from the date of the alleged act or omission in respect of which such right of action arises.

                               X. CLAIMS PROCEDURE

     In the case of any Participant (whether active, retired or terminated) or beneficiary whose claim for an award under this Plan has been denied, the Company shall provide adequate notice in writing of such adverse determination setting forth the specific reasons for such denial in a manner calculated to be understood by the recipient thereof. Such Participant or beneficiary shall be afforded a reasonable opportunity for a full and fair review of the decision denying the claim by the Committee.

                  XI. PLAN AMENDMENT, SUSPENSION OR TERMINATION

     The Board of Directors or the stockholders may discontinue the Plan at any time and may, from time to time, amend or revise the terms of the Plan as permitted by applicable statutes; provided, however, that no such discontinuance, amendment or revision shall materially adversely affect any right or obligation with respect to any award theretofore made. Any amendment or revision that increases the cost of the Plan by a substantial proportion may be made only by the stockholders. The Plan will continue in operation until discontinued as herein provided.

                          XII. OTHER COMPENSATION PLANS

     The adoption of this Plan shall not affect any other incentive compensation plan, stock option plan or any other compensation plan in effect for the Company or any Affiliate, nor shall the Plan preclude the Company or any Affiliate from establishing any other form of incentive compensation plan, stock option plan or any other compensation plan.

                               XIII. MISCELLANEOUS

          (a) The costs and expenses of administering the Plan shall be borne by the Company and its Affiliates and shall not be charged against any Award or to any Participant receiving an Award.

          (b) To the extent not preempted by Federal law, this Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New Jersey without reference to its Conflict of Laws principles.

          (c) The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan, words in the singular number include the plural and in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          (d) Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (a) on the date it is personally delivered its principal executive offices to the attention of the Compensation Manager of PSEG Services Corporation or (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Company (attn: Compensation Manager of PSEG Services Corporation) at such offices; and shall be deemed delivered to a Participant (a) on the date it is personally delivered to him or her, or
     (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

          (e) Except as otherwise provided herein, this Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.

          (f) Failure by the Company or the Committee to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of any such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of any such right or power at any other time or times.

          (g) The Company shall have the right to deduct from any Award payment any sum required to be withheld by federal, state, or local tax law. There is no obligation hereunder that any Participant or other person be advised in advance of the existence of the tax or the amount so required to be withheld.